Intangible Assets	6 Months Ended
Jun. 30, 2020
Intangible Assets
Intangible Assets

10) Intangible Assets

	Above market	Above market
	time charter	time charter	Total
(U.S. Dollars in thousands)	Tordis Knutsen	Vigdis Knutsen	intangibles
Intangibles, December 31, 2018	$911	$980	$1,891
Amortization for the year	(303)	(302)	(605)
Intangibles, December 31, 2019	$608	$678	$1,286
Amortization for the period	(152)	(151)	(303)
Intangibles, June 30, 2020	$456	$527	$983

The intangible for the above-market value of the time charter contract associated with the Tordis Knutsen is amortized to time charter revenue on a straight line basis over the remaining term of the contract of approximately 4.8 years as of the acquisition date. The intangible for the above-market value of the time charter contract associated with the Vigdis Knutsen is amortized to time charter revenue on a straight line basis over the remaining term of the contract of approximately 4.9 years as of the acquisition date.